UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 11, 2025

Trevi Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38886	45-0834299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 Church Street, 16th Floor New Haven, Connecticut	06510
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 304-2499

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TRVI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 11, 2025, Trevi Therapeutics, Inc., a Delaware corporation (the “Company”), held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Board of Directors of the Company (the “Board”), approved an amendment to the Company’s 2019 Stock Incentive Plan (the “2019 Plan”), which amendment had previously been approved by the Board subject to stockholder approval, to increase the number of shares available for issuance under the plan by 6,000,000 shares of common stock and make certain other amendments.

The description of the amendment to the 2019 Plan contained in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on April 29, 2025 (the “Proxy Statement”), under the heading “Proposal No. 5—Approval of an Amendment to the Trevi Therapeutics, Inc. 2019 Stock Incentive Plan” is incorporated herein by reference. A complete copy of the amendment to the 2019 Plan is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 11, 2025, the Company held the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals:

1. The following nominees were elected to the Board as Class III directors for terms expiring at the 2028 annual meeting of stockholders.

	For	Withheld	Broker Non-Votes
Jennifer Good	78,827,140	268,129	9,892,671
Anne VanLent	62,868,529	16,226,740	9,892,671

2. The appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 was ratified.

For:	88,898,357
Against:	56,824
Abstain:	32,759

3. The compensation of the Company's named executive officers was approved, on an advisory basis.

For:	78,346,572
Against:	722,449
Abstain:	26,248
Broker Non-Votes:	9,892,671

4. The Company's stockholders recommended, on an advisory basis, that future advisory votes to approve the compensation paid to the Company's named executive officers be held every year.

1 Year:	77,512,558
2 Years:	1,077,488
3 Years:	484,718
Abstain:	20,505

After taking into consideration the foregoing voting results and the prior recommendation of the Board in favor of an annual stockholder advisory vote on the compensation of the Company’s named executive officers, the Company currently intends to hold future advisory votes on the compensation of the Company’s named executive officers every year.

5. The amendment to the 2019 Plan to increase the number of shares available for issuance under the plan by 6,000,000 shares of common stock, and make certain other amendments, was approved.

For:	78,703,357
Against:	370,380
Abstain:	21,532
Broker Non-Votes:	9,892,671

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Amendment No. 1 to 2019 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 29, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREVI THERAPEUTICS, INC.

Date: June 17, 2025	By:	/s/ Lisa Delfini
Name: Lisa Delfini
Title: Chief Financial Officer